UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NextEra Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NEXTera
ENERGY
Please
cast your
vote –
JOIN YOUR FELLOW SHAREHOLDERS AND VOTE TODAY.
Your vote is important to us.

Dear NextEra Energy Shareholder,

Your vote is important to us. Enclosed is your notice of NextEra Energy, Inc.’s 2016 Annual Meeting of Shareholders, which will be held on May 19, 2016, in Oklahoma City, Oklahoma. Also enclosed are NextEra Energy’s Proxy Statement and Annual Report. The Proxy Statement contains instructions on how to submit your proxy.

As described in the accompanying Proxy Statement, shareholders are being asked to vote on seven separate proposals, each of which is described in the Proxy Statement. NextEra Energy’s board of directors has made unanimous recommendations to shareholders for voting on each of these proposals, and those recommendations are summarized on page 6 of the Proxy Statement. You may vote on the Internet, by phone or by mail (see the detailed instructions below).

On behalf of the board of directors, I urge you to vote promptly.
We thank you for your continued interest in NextEra Energy.
Sincerely,
W. Scott Seeley
Vice President, Compliance & Corporate Secretary

THREE WAYS TO VOTE

WWW.PROXYVOTE.COM Please have your proxy card available when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.	WITH A PROXY CARD Call 800-690-6903 with a touch-tone phone to vote using an automated system.	VOTE PROCESSING c/o Broadridge 51 Mercedes Way Edgewood, NY 11717 Mark, sign and date your proxy card and return it in the postage-paid envelope provided or to the address above.

P75192-EPB

NEXTera®
ENERGY
Please
cast your
vote -
JOIN YOUR FELLOW
SHAREHOLDERS
AND VOTE TODAY.
Your vote is
important
to us.

Questions & Answers

Why am I receiving this Notice of Internet Availability?

Why did I receive this Notice Regarding the Availability of Proxy materials (Notice)?

Companies are permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online or how to receive a full set of printed materials by mail.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow located on the Notice.

How can I vote my shares?

Refer to the “How to Vote” section of the Notice for further instructions.

You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count.

To request the below Proxy Materials use one of the following ways:

PROXY STATEMENT	ANNUAL REPORT
BY INTERNET	BY TELEPHONE
Go to www.proxyvote.com and follow the instructions or send a blank e-mail with the control number information next to the arrow in the subject line to sendmaterial@proxyvote.com on or before May 5, 2016.	Dial free of charge at 1-800-579-1639 using a touch-tone phone, and follow the instructions.

For more information please visit,

www.sec.gov/spotlight/proxymatters/e-proxy.shtml

700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408 SCAN TO VIEW MATERIALS & VOTE Must vote by May 18, 2016 at or before 11:59 p.m. ET NextEra Energy, Inc. by Internet as easy as 1, 2 and 3! 1 Go to www.proxyvote.com/NEE. 2 Enter your 16 digit Control Number located in the box above, next to the arrow. 0000000000000000 3 Follow the instructions and click Submit. Or In Person Check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote the above shares. E05164-P75754-Z67393

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 19, 2016: The proxy statement and annual report to security holders are available at www.proxyvote.com/NEE. You are receiving this communication because you hold shares in NextEra Energy, Inc. We encourage you to access and review all of the important information contained in the proxy materials before voting. NextEra Energy, Inc.’s 2016 Annual Meeting of Shareholders will be held at 8:00 a.m. Central time on May 19, 2016, in the Young Ballroom at the Embassy Suites Hotel at 741 North Phillips Ave., Oklahoma City, Oklahoma. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the other side of this page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET: www.proxyvote.com BY TELEPHONE: 1-800-579-1639 BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the other side of this page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2016 to facilitate timely delivery. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the other side of this page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card/confidential voting instruction card. Vote In Person: Please check the proxy materials for any special requirements for meeting attendance. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Directions to the annual meeting are available on the back cover of the proxy statement. At the meeting, you will need to request a ballot to vote these shares. THIS DOCUMENT CANNOT BE USED FOR VOTING You cannot use this Notice to vote. This communication presents only an overview of the complete proxy materials that are available to you online. Please view proxy materials and vote online at www.proxyvote.com/NEE. Voting items to be acted upon at the meeting: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED: Election as directors of the nominees specified in the proxy statement Nominees: 1a. Sherry S. Barrat 1b. James L. Camaren 1c. Kenneth B. Dunn 1d. Naren K. Gursahaney 1e. Kirk S. Hachigian 1f. Toni Jennings 1g. Amy B. Lane 1h. James L. Robo 1i. Rudy E. Schupp 1j. John L. Skolds 1k. William H. Swanson 1l. Hansel E. Tookes, II THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 2 THROUGH 4:Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2016 Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in the proxy statement Approval of the material terms for payment of performance-based compensation under the NextEra Energy, Inc. Amended and Restated 2011 Long Term Incentive Plan THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSALS 5 THROUGH 7: proposal by the Comptroller of the State of New York, Thomas P. DiNapoli, entitled “Political Contribution Disclosure” to request semiannual reports disclosing political contribution policies and expenditures 6. A proposal by Myra Young entitled “Shareholder Proxy Access” to request the NextEra Energy Board of Directors to adopt, and present for shareholder approval, a “proxy access” bylaw 7. A proposal by Alan Farago and Lisa Versaci entitled “Report on Range of Projected Sea Level Rise/Climate Change Impacts” to request an annual report of material risks and costs of sea level rise to company operations, facilities and markets NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof. E05165-P75754-Z67393